Business combinations - Aspireo Pharmaceuticals Ltd. (Details) - USD ($) $ / shares in Units, $ in Thousands	Jun. 30, 2015	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Liabilities assumed:
Goodwill		$ (7,256)	$ (2,200)	$ (2,200)
Aspireo Pharmaceuticals Ltd.
Business combinations
Shares issued for acquisition (in shares)	2,062,677
Shares issued for acquisition (in dollars)	$ 33,200
Amount of payment to OCS	$ 3,000
Fair value of common stock (in dollars per share)	$ 16.10
Estimated fair values of the assets acquired and liabilities assumed
In-process research and development	$ 31,323
Liabilities assumed:
Other liabilities (net)	(195)
OCS liability	(2,973)
Total fair values of assets and liabilities	28,155
Fair value of total consideration transferred	(33,211)
Goodwill	$ (5,056)
Acquisition-related transaction costs		$ 2,200